Exhibit 99.1

Bristol Myers Squibb Announces Tender Offers

for an Aggregate Purchase Price of Up to $4.0 Billion

(NEW YORK, February 4, 2021) – Bristol-Myers Squibb Company (NYSE:BMY) (“Bristol Myers Squibb”), with its wholly-owned subsidiary Celgene Corporation (“Celgene”) (collectively, the “Offerors”), announced the commencement of 20 separate offers to purchase for cash notes issued by the Offerors listed in the tables below (collectively, the “Notes”) for an aggregate purchase price of up to $4.0 billion.

2023 Pool

Offers to purchase for cash up to $950,000,000 aggregate purchase price for the securities listed in the priority order below.

Title of Security	CUSIP/ISIN Number(s)	Issuer / Offeror	Principal Amount Outstanding	Acceptance Priority Level	Reference U.S. Treasury Security(1)	Bloomberg Reference Page	Fixed Spread (basis points) (1)	Early Tender Premium(2)
7.150% Notes due 2023	110122AA6	Bristol Myers Squibb	$301,532,000	1	0.125% UST due January 31, 2023	FIT 1	15	$50
4.000% Notes due 2023	110122DA3/ 110122BL1/ U11009AL8	Bristol Myers Squibb	$636,086,000	2	0.125% UST due August 15, 2023	FIT 5	20	$50
4.000% Notes due 2023	151020AJ3	Celgene	$63,914,000	2	0.125% UST due August 15, 2023	FIT 5	20	$50

2024 Pool

Offers to purchase for cash up to $1,500,000,000 aggregate purchase price for the securities listed in the priority order below.

Title of Security	CUSIP/ISIN Number(s)	Issuer / Offeror	Principal Amount Outstanding	Acceptance Priority Level	Reference U.S. Treasury Security(1)	Bloomberg Reference Page	Fixed Spread (basis points) (1)	Early Tender Premium(2)
3.625% Notes due 2024*	110122DB1/ 110122BM9/ U11009AM6	Bristol Myers Squibb	$882,510,000	1	0.125% UST due January 15, 2024	FIT 1	15	$50
3.625% Notes due 2024*	151020AP9	Celgene	$117,490,000	1	0.125% UST due January 15, 2024	FIT 1	15	$50
2.900% Notes due 2024	110122CM8/ 110122BZ0/ U11009AZ7	Bristol Myers Squibb	$3,250,000,000	2	1.750% UST due July 31, 2024	FIT 5	15	$50

2025 Pool

Offers to purchase for cash up to $650,000,000 aggregate purchase price for the securities listed in the priority order below.

Title of Security	CUSIP/ISIN Number(s)	Issuer / Offeror	Principal Amount Outstanding	Acceptance Priority Level	Reference U.S. Treasury Security(1)	Bloomberg Reference Page	Fixed Spread (basis points) (1)	Early Tender Premium(2)
3.875% Notes due 2025*	110122DC9/ 110122BN7/ U11009AN4	Bristol Myers Squibb	$2,379,532,000	1	0.375% UST due January 31, 2026	FIT 1	15	$50
3.875% Notes due 2025*	151020AS3	Celgene	$120,468,000	1	0.375% UST due January 31, 2026	FIT 1	15	$50

High Coupon Pool

Offers to purchase for cash up to $900,000,000 aggregate purchase price for the securities listed in the priority order below.

Title of Security	CUSIP/ISIN Number(s)	Issuer / Offeror	Principal Amount Outstanding	Acceptance Priority Level	Reference U.S. Treasury Security(1)	Bloomberg Reference Page	Fixed Spread (basis points) (1)	Early Tender Premium(2)
6.125% Notes due 2038	110122AQ1	Bristol Myers Squibb	$226,259,000	1	1.625% UST due November 15, 2050	FIT 1	90	$50
5.875% Notes due 2036	110122AP3	Bristol Myers Squibb	$286,673,000	2	1.625% UST due November 15, 2050	FIT 1	80	$50
6.875% Notes due 2097	110122AC2	Bristol Myers Squibb	$86,896,000	3	1.625% UST due November 15, 2050	FIT 1	165	$50
5.700% Notes due 2040	110122DF2/ 110122BR8/ U11009AR5	Bristol Myers Squibb	$245,785,000	4	1.625% UST due November 15, 2050	FIT 1	90	$50
5.700% Notes due 2040	151020AF1	Celgene	$4,215,000	4	1.625% UST due November 15, 2050	FIT 1	90	$50
5.250% Notes due 2043	110122DG0/ 110122BS6/ U11009AS3	Bristol Myers Squibb	$391,925,000	5	1.625% UST due November 15, 2050	FIT 1	85	$50
5.250% Notes due 2043	151020AL8	Celgene	$8,075,000	5	1.625% UST due November 15, 2050	FIT 1	85	$50
4.625% Notes due 2044*	110122DH8/ 110122BT4/ U11009AT1	Bristol Myers Squibb	$976,477,000	6	1.625% UST due November 15, 2050	FIT 1	80	$50
4.625% Notes due 2044*	151020AM6	Celgene	$23,523,000	6	1.625% UST due November 15, 2050	FIT 1	80	$50
5.000% Notes due 2045*	110122DJ4/ 110122BU1/ U11009AU8	Bristol Myers Squibb	$1,959,524,000	7	1.625% UST due November 15, 2050	FIT 1	84	$50
5.000% Notes due 2045*	151020AU8	Celgene	$40,476,000	7	1.625% UST due November 15, 2050	FIT 1	84	$50
4.250% Notes due 2049*	110122CR7/ 110122CD8/ U11009BD5	Bristol Myers Squibb	$3,750,000,000	8	1.625% UST due November 15, 2050	FIT 1	88	$50

(1) The Total Consideration (as defined below) for each series of Notes will be based on the fixed spread for the applicable series of Notes plus the yield of the specified Reference U.S. Treasury Security for that series as of 11:00 a.m. (New York City time) on February 19, 2021, unless extended with respect to any Offer (as defined below) (such date and time with respect to an Offer, as the same may be extended with respect to such Offer, the “Price Determination Date”). The Total Consideration does not include the applicable Accrued Coupon Payment (as defined below), which will be payable in cash in addition to the applicable Total Consideration. For the avoidance of doubt, the Early Tender Premium is included in the Total Consideration calculated based on the fixed spread for the applicable series of Notes and is not in addition to the Total Consideration.

(2) Payable, as part of the applicable Total Consideration, per each $1,000 principal amount of the specified series of Notes validly tendered at or prior to the applicable Early Tender Deadline (as defined below) and accepted for purchase (the “Early Tender Premium”). The total consideration for each $1,000 principal amount of each series of Notes validly tendered at or prior to the applicable Early Tender Deadline (including the Early Tender Premium) is referred to as the “Total Consideration” for such series. Holders of Notes (each, a “Holder” and collectively, “Holders”) who validly tender Notes of a series after the applicable Early Tender Deadline, but at or prior to the applicable Expiration Date (as defined below), will receive the tender consideration for any such series accepted for purchase by the applicable Offeror, which is equal to the Total Consideration minus the Early Tender Premium (with respect to such series, the “Tender Consideration”).

* Denotes a series of Notes for which the Total Consideration and the Tender Consideration will be determined taking into account the par call date, instead of the maturity date, of the Notes of such series in accordance with standard market practice.

The outstanding debt securities listed in (i) the first table above labeled “2023 Pool” are referred to collectively as the “2023 Pool Notes,” (ii) the second table above labeled “2024 Pool” are referred to collectively as the “2024 Pool Notes,” (iii) the third table above labeled “2025 Pool” are referred to collectively as the “2025 Pool Notes,” and (iv) the fourth table above labeled “High Coupon Pool” are referred to collectively as the “High Coupon Pool Notes.” The High Coupon Pool Notes, the 2023 Pool Notes, the 2024 Pool Notes and the 2025 Pool Notes are referred to collectively as the “Notes,” and each series of Notes is referred to as a “series.” We refer to each offer to purchase a series of Notes for cash as an “Offer,” the offers to purchase the 2023 Pool Notes collectively as the “2023 Pool Offers,” the offers to purchase the 2024 Pool Notes collectively as the “2024 Pool Offers,” the offers to purchase the 2025 Pool Notes collectively as the “2025 Pool Offers,” the offers to purchase the High Coupon Pool Notes collectively as the “High Coupon Pool Offers,” and all the offers to purchase Notes are referred to collectively as the “Offers.”

The Offers are subject to the terms and conditions described in the Offer to Purchase dated February 4, 2021 (as it may be amended or supplemented from time to time, the “Offer to Purchase”) which sets forth a detailed description of the Offers, including (i) the Acceptance Priority Procedures (as described below), (ii) a $950 million maximum aggregate purchase price of the 2023 Pool Notes validly tendered in the 2023 Pool Offers, excluding the applicable Accrued Coupon Payments (the “2023 Pool Maximum”), (iii) a $1.5 billion maximum aggregate purchase price of the 2024 Pool Notes validly tendered in the 2024 Pool Offers, excluding the applicable Accrued Coupon Payments (the “2024 Pool Maximum”), (iv) a $650 million maximum aggregate purchase price of the 2025 Pool Notes validly tendered in the 2025 Pool Offers, excluding the applicable Accrued Coupon Payments (the “2025 Pool Maximum”), and (v) a $900 million maximum aggregate purchase price of the High Coupon Pool Notes validly tendered in the High Coupon Pool Offers, excluding the applicable Accrued Coupon Payments (the “High Coupon Pool Maximum”).

The primary purpose of the Offers is to acquire the maximum principal amount of 2023 Pool Notes, 2024 Pool Notes, 2025 Pool Notes and High Coupon Pool Notes in the designated priority order for which the aggregate purchase price (excluding the applicable Accrued Coupon Payments) for each such group of Notes does not exceed the 2023 Pool Maximum, the 2024 Pool Maximum, the 2025 Pool Maximum and the High Coupon Pool Maximum, respectively. The Offers are not conditioned on any minimum amount of Notes being tendered, and none of the Offers are conditioned on the consummation of the other Offers. The Offers are subject to certain other general conditions as described in the Offer to Purchase. Each Offer may be amended, extended or, upon failure of a condition to be satisfied or waived prior to the applicable Early Tender Deadline (for any Offers for which the Offerors elect to exercise their Early Settlement Right (as defined below)) or the applicable Expiration Date (for any Notes not settled on the Early Settlement Date), terminated individually.

The Offers will each expire at 11:59 p.m. (New York City time) on March 4, 2021, unless extended or earlier terminated by the Offerors (such date and time with respect to an Offer, as the same may be extended with respect to such Offer, the “Expiration Date”). To be eligible to receive the Total Consideration, which includes the Early Tender Premium, Holders must validly tender their Notes at or prior to 5:00 p.m. (New York City time) on February 18, 2021, unless extended (such date and time with respect to an Offer, as the same may be extended with respect to such Offer, the “Early Tender Deadline”). Holders who validly tender their Notes after the applicable Early Tender Deadline, but at or prior to the applicable Expiration Date, will be eligible to receive the Tender Consideration for any such series accepted for purchase. All Holders whose Notes are accepted in an Offer will receive a cash payment equal to accrued and unpaid interest on such Notes to, but not including, the relevant Settlement Date (as defined below) (the “Accrued Coupon Payment”) in addition to their Total Consideration or Tender Consideration, as applicable.

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Notes may be validly withdrawn at any time at or prior to 5:00 p.m. (New York City time) on February 18, 2021, (such date and time with respect to an Offer, as the same may be extended with respect to such Offer), but not thereafter, unless extended with respect to any Offer. Holders should not tender any Notes that they do not wish to be accepted for purchase.

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Subject to the satisfaction or waiver of the conditions of the Offers, the Acceptance Priority Procedures will operate concurrently, but separately, for the 2023 Pool Notes, 2024 Pool Notes, 2025 Pool Notes and High Coupon Pool Notes, in each case subject to proration as described in the Offer to Purchase.

On the terms and subject to the conditions set forth in the Offer to Purchase, the Offerors are offering to purchase the following outstanding securities issued by it for the consideration described below:

Subject to the satisfaction or waiver of the conditions of the Offers, the “Acceptance Priority Procedures” will operate concurrently, but separately, for the (i) 2023 Pool Offers, (ii) 2024 Pool Offers, (iii) 2025 Pool Offers, and (iv) High Coupon Pool Offers, in each case, as follows:

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first, if the aggregate cash purchase price (excluding the applicable Accrued Coupon Payments) of all 2023 Pool Notes, 2024 Pool Notes, 2025 Pool Notes or High Coupon Pool Notes, as applicable, validly tendered at or prior to the applicable Early Tender Deadline by Holders does not exceed the applicable pool maximum, then the applicable Offeror will accept all such Notes. However, if the aggregate cash purchase price (excluding the applicable Accrued Coupon Payments) of all 2023 Pool Notes, 2024 Pool Notes, 2025 Pool Notes or High Coupon Pool Notes, as applicable, validly tendered at or prior to the applicable Early Tender Deadline by Holders exceeds the applicable pool maximum, then the Offerors will (i) accept such Notes for purchase for cash, starting at the highest acceptance priority level (level 1) and, if there is more than one priority level, moving sequentially to each lower acceptance priority level (the lowest of which is level 2 in the case of the 2023 Pool Offers and 2024 Pool Offers and level 8 in the case of the High Coupon Pool Offers; the 2025 Pool Offers have only one priority level), until the aggregate cash purchase price (excluding the applicable Accrued Coupon Payments) of such Notes equals the applicable pool maximum, (ii) prorate the series of such Notes with the lowest acceptance priority level accepted for purchase for cash (including equal proration between Notes having the same priority but different Offerors) and (iii) not accept for purchase for cash (x) any such Notes of a series with an acceptance priority level below the prorated series or (y) any 2023 Pool Notes, 2024 Pool Notes, 2025 Pool Notes or High Coupon Pool Notes, as applicable, validly tendered after the applicable Early Tender Deadline; and

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second, if the applicable pool maximum is not exceeded at the applicable Early Tender Deadline, the Offerors will repeat the steps described in the prior bullet with respect to all 2023 Pool Notes, 2024 Pool Notes, 2025 Pool Notes or High Coupon Pool Notes, as applicable, validly tendered after the applicable Early Tender Deadline, but at or prior to the applicable Expiration Date, in order to determine the aggregate principal amount of such Notes that the applicable Offeror will accept for purchase in the 2023 Pool Offers, the 2024 Pool Offers, the 2025 Pool Offers or the High Coupon Pool Offers, as applicable.

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All 2023 Pool Notes, regardless of acceptance priority level, that are validly tendered at or prior to the applicable Early Tender Deadline will have priority over 2023 Pool Notes validly tendered after the applicable Early Tender Deadline and at or prior to the applicable Expiration Date.

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All 2024 Pool Notes, regardless of acceptance priority level, that are validly tendered at or prior to the applicable Early Tender Deadline will have priority over 2024 Pool Notes validly tendered after the applicable Early Tender Deadline and at or prior to the applicable Expiration Date.

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All 2025 Pool Notes, regardless of acceptance priority level, that are validly tendered at or prior to the applicable Early Tender Deadline will have priority over 2025 Pool Notes validly tendered after the applicable Early Tender Deadline and at or prior to the applicable Expiration Date.

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All High Coupon Pool Notes, regardless of acceptance priority level, that are validly tendered at or prior to the applicable Early Tender Deadline will have priority over High Coupon Pool Notes validly tendered after the applicable Early Tender Deadline and at or prior to the applicable Expiration Date

Provided that all conditions to the 2023 Pool Offers, the 2024 Pool Offers, the 2025 Pool Offers, and/or the High Coupon Pool Offers have been satisfied or waived by the applicable Offeror by the applicable Early Tender Deadline, the Offerors may, but are not obligated to, elect to exercise their right (the “Early Settlement Right”), with respect to the Offers for which the conditions have been satisfied or waived, to settle all Notes validly tendered at or prior to the applicable Early Tender Deadline and accepted for purchase in such Offers (the “Early Settlement Date”). The Early Settlement Date will be determined at the Offerors’ option and is currently expected to occur on the third business day immediately following the Early Tender Deadline. If the Offerors elect to exercise their Early Settlement Right with respect to any 2023 Pool Notes, 2024 Pool Notes, 2025 Pool Notes and/or High Coupon Pool Notes, in each case validly tendered at or prior to the applicable Early Tender Deadline and accepted for purchase, the Offerors will settle all such Notes on the Early Settlement Date. If the Offerors elect to exercise their Early Settlement Right with respect to the 2023 Pool Offers, the 2024 Pool Offers, the 2025 Pool Offers and/or the High Coupon Pool Offers, the Offerors will announce in a press release promptly after the applicable Early Tender Deadline that they are exercising their Early Settlement Right with respect to such Offers. On the Early Settlement Date, all Notes validly tendered at or prior to the applicable Early Tender Deadline and accepted for purchase in the Offers for which the Offerors have elected to exercise their Early Settlement Right will receive the applicable Total Consideration and Accrued Coupon Payment. The “Final Settlement Date,” if any, is the date on which the Offerors will settle all Notes validly tendered and accepted for purchase and not previously settled on the Early Settlement Date. The Final Settlement Date is expected to be the second business day following the applicable Expiration Date, unless extended with respect to any Offer. Each of the Early Settlement Date and the Final Settlement Date is referred to as a “Settlement Date.”

Promptly after the Price Determination Date, the Offerors will issue a press release specifying, among other things, the Offer Yield and Total Consideration for each series of Notes, the aggregate principal amount of Notes validly tendered at or prior to the applicable Early Tender Deadline and accepted in each Offer and the proration factor (if any) applied to such validly tendered Notes with respect to each Offer.

The Offerors expressly reserve the right, in their sole discretion, subject to compliance with applicable law and regulations, not to purchase any Notes or to extend, amend and/or terminate its respective Offers and to amend or waive any of the terms and conditions of any Offer. Holders are advised to read carefully the Offer to Purchase for full details of and information on the procedures for participating in the Offer, as applicable. If the Offerors terminate any Offer with respect to one or more series of Notes, they will give written notice thereof to the Tender and Information Agent (as defined below) and will make a public announcement thereof as promptly as practicable, and all Notes tendered pursuant to such terminated Offer will be returned promptly to the tendering Holders thereof. With effect from such termination, any Notes blocked in The Depository Trust Company (“DTC”) will be released. Holders are advised to check with any bank, securities broker or other intermediary through which they hold Notes as to when such intermediary would need to receive instructions from a beneficial owner in order for that holder to be able to participate, or withdraw their instruction to participate, in the Offers before the deadlines specified herein and in the Offer to Purchase. The deadlines set by any such intermediary and DTC for the submission and withdrawal of tender instructions will also be earlier than the relevant deadlines specified herein and in the Offer to Purchase.

After the Price Determination Date, the Offerors may elect to redeem all or a portion of Bristol Myers Squibb’s 4.000% Notes due 2023 or 2.900% Notes due 2024 or Celgene’s 4.000% Notes due 2023 that are not tendered and accepted in the Offers in accordance with the terms of the optional redemption provisions in the indentures governing such Notes.

The Offerors have retained Deutsche Bank Securities Inc. and Morgan Stanley & Co. LLC as dealer managers for the Offers. Questions regarding terms and conditions of the Offers should be directed to Deutsche Bank Securities Inc. at (866) 627-0391 (toll-free) or (212) 250-2955 (collect) or Morgan Stanley & Co. LLC at (800) 624-1808 (toll-free) or (212) 761-1057 (collect). Global Bondholder Services Corporation will act as the tender agent and the information agent for the Offers (the “Tender and Information Agent”).

The full details of the Offers, including instructions on how to tender Notes, are included in the Offer to Purchase. Holders are strongly encouraged to read carefully the Offer to Purchase, including documents incorporated by reference therein, because they will contain important information. The Offer to Purchase is available on Global Bondholder Services Corporation’s website at https://www.gbsc-usa.com/bristol-myers/ or obtained from Global Bondholder Services Corporation at (866) 470-3800 (toll free) or (212) 430-3774 (collect). You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offers.

None of the Offerors or their affiliates, their respective boards of directors, the dealer managers, the Tender and Information Agent or the trustee with respect to the Notes is making any recommendation as to whether Holders should tender any Notes in response to the Offers, and neither the Offerors nor any such other person has authorized any person to make any such recommendation. Holders must make their own decision as to whether to tender any of their Notes, and, if so, the principal amount of Notes to tender.

This announcement is for informational purposes only. This announcement is not an offer to sell or purchase, a solicitation of an offer to sell or purchase, or the solicitation of tenders with respect to any of Notes described herein. The Offers are being made solely pursuant to the Offer to Purchase. The Offers are not being made to Holders of Notes in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction. In any jurisdiction in which the securities laws or blue sky laws require the Offers to be made by a licensed broker or dealer, the Offers will be deemed to be made on behalf of the Offerors by the dealer managers or one or more registered brokers or dealers that are licensed under the laws of such jurisdiction.

This communication is not being made by, and has not been approved by, an authorized person for the purposes of Section 21 of the Financial Services and Markets Act 2000, as amended (the “FSMA)”. Accordingly, this communication is not being distributed to, and must not be passed on to, persons within the United Kingdom save in circumstances where section 21(1) of the FSMA does not apply.

In particular, this communication is only addressed to and directed at: (A) in any Member State of the European Economic Area that has implemented the Prospectus Directive, qualified investors in that Member State within the meaning of the Prospectus Directive and (B) (i) persons that are outside the United Kingdom or (ii) persons in the United Kingdom falling within the definition of investment professionals (as defined in Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005, as amended (the “Financial Promotion Order”)) or within Article 43 of the Financial Promotion Order, or to other persons to whom it may otherwise lawfully be communicated under the Financial Promotion Order.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains certain forward-looking statements regarding, among other things, statements relating to goals, plans and projections regarding Bristol Myers Squibb’s financial position, results of operations, market position, product development and business strategy. These statements may be identified by the fact they use words such as “should,” “could,” “expect,” “anticipate,” “estimate,” “target,” “may,” “project,” “guidance,” “intend,” “plan,” “believe,” “will” and other words and terms of similar meaning and expression in connection with any discussion of future operating or financial performance, although not all forward-looking statements contain such terms. One can also identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements are likely to relate to, among other things, Bristol Myers Squibb’s ability to execute successfully its strategic plans, including its business development strategy generally and in relation to its ability to realize the projected benefits of the acquisitions of Celgene and MyoKardia, Inc. (“MyoKardia”), the full extent of the impact of the coronavirus disease (“COVID-19”) pandemic on its operations and the development and commercialization of its products, potential laws and regulations to lower drug costs, market actions taken by private and government payers to manage drug utilization and contain costs, the expiration of patents or data protection on certain products, including assumptions about its ability to retain patent exclusivity of certain products and the impact and the result of governmental investigations. No forward-looking statement can be guaranteed, including that any future clinical studies will support the data described in documents incorporated by reference in the Offer to Purchase, product candidates will receive necessary clinical and manufacturing regulatory approvals, pipeline products will prove to be commercially successful, clinical and manufacturing regulatory approvals will be sought or obtained within currently expected timeframes or contractual milestones will be achieved.

Such forward-looking statements are based on historical performance and current expectations and projections about Bristol Myers Squibb’s future financial results, goals, plans and objectives and involve inherent risks, assumptions and uncertainties, including internal or external factors that could delay, divert or change any of them in the next several years, that are difficult to predict, may be beyond Bristol Myers Squibb’s control and could cause its future financial results, goals, plans and objectives to differ materially from those expressed in, or implied by, the statements. Such risks, uncertainties and other matters include, but are not limited to, risks relating to various risks related to public health outbreaks, epidemics and pandemics, including the impact of the COVID-19 pandemic on Bristol Myers Squibb’s operations and that it cannot reasonably assess or predict at this time the full extent of the adverse effect that the COVID-19 pandemic will have on its business, financial condition, results of operations and cash flows; increasing pricing pressures from market access, pharmaceutical pricing controls and discounting, changes to tax and importation laws and other restrictions in the United States, the European Union and other regions around the world that result in lower prices, lower reimbursement rates and smaller populations for whom payers will reimburse; challenges inherent in new product development, including obtaining and maintaining regulatory approval; Bristol Myers Squibb’s ability to obtain and protect market exclusivity rights and enforce patents and other intellectual property rights; the possibility of difficulties and delays in product introduction and commercialization; the risk of certain novel approaches to disease treatment (such as CAR T therapy); industry competition from other manufacturers; potential difficulties, delays and disruptions in manufacturing, distribution or sale of products, including without limitation, interruptions caused by damage to Bristol Myers Squibbs’ and its suppliers’ manufacturing sites; integrating Bristol Myers Squibb’s and Celgene’s business and operations, including with respect to human capital management, portfolio rationalization, finance and accounting systems, sales operations and product distribution, pricing systems and methodologies, data security systems, compliance programs and internal controls processes; Bristol Myers Squibb’s ability to realize the anticipated benefits from the acquisition of Celgene; the risk of an adverse patent litigation decision or settlement and exposure to other litigation and/or regulatory actions; the impact of any healthcare reform and legislation or regulatory action in the United States and international markets; changes in tax law and regulations; the failure of Bristol Myers Squibb’s suppliers, vendors, outsourcing partners, alliance partners and other third parties to meet their contractual, regulatory and other obligations; Bristol Myers Squibb’s regulatory decisions impacting labeling, manufacturing processes and/or other matters; the impact on its competitive position from counterfeit or unregistered versions of its products or stolen products; the adverse impact of cyber-attacks on its information systems or products, including unauthorized disclosure of trade secrets or other confidential data stored in its information systems and networks; its ability to execute its financial, strategic and operational plans; Bristol Myers Squibb’s ability to identify potential strategic acquisitions, licensing opportunities or other beneficial transactions; Bristol Myers Squibb’s dependency on several key products; any decline in its future royalty streams; Bristol Myers Squibb’s ability to effectively manage acquisitions, divestitures, alliances and other portfolio actions and to successfully realize the expected benefits of such actions; Bristol Myers Squibb’s ability to attract and retain key personnel; the impact of its significant additional indebtedness that it incurred in connection with the acquisition of Celgene and the acquisition of MyoKardia and its issuance of additional shares in connection with the acquisition of Celgene on its ability to operate the combined company; political and financial instability of international economies and sovereign risk; interest rate and currency exchange rate fluctuations, credit and foreign exchange risk management; the exclusive forum provision in its by-laws for certain lawsuits could limit its stockholders’ ability to obtain a judicial forum that it finds favorable for such lawsuits; and issuance of new or revised accounting standards.

Forward-looking statements in this press release should be evaluated together with the many risks and uncertainties that affect Bristol Myers Squibb’s business and market, particularly those identified in the cautionary statement and risk factors discussion in Bristol Myers Squibb’s Annual Report on Form 10-K for the year ended December 31, 2019, as updated by its subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. The forward-looking statements included in this document are made only as of the date of this document and except as otherwise required by applicable law, Bristol Myers Squibb undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise.

About Bristol Myers Squibb

Bristol Myers Squibb is a global biopharmaceutical company whose mission is to discover, develop and deliver innovative medicines that help patients prevail over serious diseases. For more information about Bristol Myers Squibb, visit us at BMS.com or follow us on LinkedIn, Twitter, YouTube, Facebook, and Instagram.

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Bristol Myers Squibb

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